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                     FIRST AMENDMENT TO SERVICES AGREEMENT


                  This First Amendment of Services Agreement is dated as of the 1st day of January, 1996, by and between NATIONAL AUTO FINANCE CORPORATION ("NAFCORP") and NATIONAL FINANCIAL CORPORATION, or its designee, National Financial Companies, LLC ("NFC").

                                    RECITALS

                  A. NAFCORP and NFC have executed and delivered that certain Services Agreement, dated December 29, 1994 (as amended, the "Services Agreement").

                  B. NAFCORP is the general partner of National Auto Finance Company L.P. and Auto Credit Clearinghouse L.P. and the parties hereto desire to extend the Services Agreement to include both partnerships.

                  NOW, THEREFORE, in accordance with these premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge, the parties hereby agree as follows:

                  1. ACCH. All references to the "Partnership" in the Services Agreement shall mean the collective reference to (1) National Auto Finance Company L.P. and (2) Auto Credit Clearinghouse L.P.

                  2. NFC. All references to "NFC" in the Services Agreement shall mean NFC.

                  3. Prices of Services. The first sentence of Section 2 of the Services Agreement is hereby deleted in its entirety. Schedule A to the Services Agreement is hereby deleted in its entirety.

                  4. Notices. All notices to ACCH under the Services Agreement shall be sent care of NAFCORP.

                  5. Effect of this Agreement. The Services Agreement, as amended hereby, is hereby ratified and confirmed in full force and effect for all purposes.

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                  IN WITNESS WHEREOF, each party hereto has caused this First
Amendment to Services Agreement have duly executed and delivered as of the date first above written.


                                            NATIONAL FINANCIAL CORPORATION


                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________


                                            NATIONAL AUTO FINANCE CORPORATION


                                            By:_______________________________
                                            Name:_____________________________
                                            Title:____________________________


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